                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement                [_] Confidential, for Use of the Commission
                                                  Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-12

                      3-Dimensional Pharmaceuticals, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                   [3-Dimensional Pharmaceuticals, Inc. Logo]

                                                                  April 12, 2001

Dear Stockholder:

   On behalf of the Board of Directors and management of 3-Dimensional Pharmaceuticals, Inc., I cordially invite you to attend the Company's 2001 Annual Meeting of Stockholders. The Annual Meeting will be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103 at 9 a.m. local time on May 14, 2001.

   Important information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. After careful consideration, our Board of Directors has unanimously approved the two proposals described in the Proxy Statement and recommends that you vote FOR each proposal.

   I encourage you to attend the Annual Meeting in person. Whether or not you do so, however, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the Annual Meeting even if you have previously returned the proxy card.

   Thank you for your attention to this important matter.

                                          Sincerely,

                                          David C. U'Prichard, Ph.D.
                                          Chief Executive Officer

                   [3-Dimensional Pharmaceuticals, Inc. Logo]

                     Eagleview Corporate Center, Suite 104
                               665 Stockton Drive
                                Exton, PA 19341

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 2001

                               ----------------

TO THE STOCKHOLDERS OF 3-DIMENSIONAL PHARMACEUTICALS, INC.:

   Notice is hereby given that the Annual Meeting of the holders of shares of common stock, each having a par value of $0.001 per share, of 3-Dimensional Pharmaceuticals, Inc. (the "Company") will be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103 at 9 a.m. local time on May 14, 2001 to consider and take action with respect to the following:

     1. To elect two directors, each for a term of three years, such elected directors to serve until their successors shall be elected and qualified;

     2. To approve an amendment of the Company's 2000 Equity Compensation Plan to increase the number of shares authorized for issuance under the Plan and a restatement of the Plan; and

     3. To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Holders of common stock of record at the close of business on April 3, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors,

                                          Scott M. Horvitz
                                          Secretary

Exton, Pennsylvania
Dated: April 12, 2001


             YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE
                           ENCLOSED PROXY CARD AND
                     RETURN IT IN THE ENCLOSED ENVELOPE.

                   [3-Dimensional Pharmaceuticals, Inc. Logo]

                     Eagleview Corporate Center, Suite 104
                               665 Stockton Drive
                                Exton, PA 19341
                                 (610) 458-8959

                               ----------------

                                PROXY STATEMENT

                            Mailed on April 12, 2001

           Annual Meeting of Stockholders to be held on May 14, 2001

                               ----------------

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of 3-Dimensional Pharmaceuticals, Inc. (the "Company") for use at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company to be held on May 14, 2001 and at any adjournment thereof. The time and place of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

   The Board of Directors of the Company (the "Board") has fixed the close of business on April 3, 2001 as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

   The expense of soliciting proxy cards ("proxies"), including the costs of preparing, assembling and mailing the Notice, Proxy Statement and proxy, will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or telegraph. The Company may pay persons holding shares for others their expenses in sending proxy material to their principals.

                                 VOTING RIGHTS

   Only stockholders as of the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 21,507,832 shares of our Common Stock issued and outstanding. There are no other outstanding classes of voting securities of the Company. Each holder of a share of the Common Stock is entitled to one vote per share on each matter presented at the Annual Meeting.

   The affirmative vote of the holders of a plurality of the shares of the Common Stock present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required for the election of directors. Cumulative voting for the election of directors is not permitted. Approval of the amendment and restatement of the Company's 2000 Equity Compensation Plan (the "2000 Plan") and any other matters that come before the Annual Meeting for action will require the affirmative vote of the holders of a majority of the Common Stock present in person or by proxy and entitled to vote on the matter.

   Shares entitled to vote represented by proxies which are properly executed and returned before the Annual Meeting will be voted at the Annual Meeting as directed therein. In the election of directors, stockholders may either vote "FOR" all nominees for election or "WITHHOLD" their votes from one or more nominees for election. Votes that are withheld in the election of directors will not be included in determining the number of votes cast. Stockholders may vote "FOR", "AGAINST" or "ABSTAIN" with respect to the vote to approve the amendment and restatement of the Company's 2000 Plan and on any other matter that comes before the Annual Meeting for action. Votes that are marked "ABSTAIN" in the vote for the approval of the amendment and restatement of the 2000 Plan will have the same effect as a vote against the proposal. Shares held by a broker, as nominee, where the broker is prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (so-called "broker non-votes") will have no effect on either proposal.

   The presence of the holders of a majority of the issued and outstanding shares of the Common Stock in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies marked to abstain and broker non-votes are counted for the purpose of determining a quorum.

   The Board does not know of any other business to be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will be voted on such matters in the discretion of the proxy holders. The Delaware General Corporation Law provides that, unless otherwise provided in the proxy and unless the proxy is coupled with an interest, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Annual Meeting. A stockholder who has given a proxy may revoke it at any time before it is exercised by delivering to any of the persons named as proxies, or to the Company addressed to the Secretary, an instrument revoking the proxy, by appearing at the Annual Meeting and voting in person or by executing a later dated proxy which is exercised at the Annual Meeting.

   Your vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you plan to attend the meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy card from the broker or bank assigning voting rights to you for your shares.

                             PRINCIPAL STOCKHOLDERS

   The stockholders named in the following table are those which are known to the Company to be the beneficial owners of 5% or more of the Common Stock. Unless otherwise indicated, the information is as of April 3, 2001. For purposes of this table, and as used elsewhere in this Proxy Statement, the term "beneficial owner" means any person who, directly or indirectly, has or shares the power to vote, or to direct the voting of, a security or the power to dispose, or to direct the disposition of, a security or has the right to acquire shares within sixty (60) days. Except as otherwise indicated, the Company believes that each owner listed below exercises sole voting and dispositive power over its shares.

                                                            Amount and   Percent
                                                              Nature     of the
                                                           of Beneficial Common
  Name and Address of Beneficial Owner                       Ownership    Stock
  ------------------------------------                     ------------- -------
Funds Affiliated with HealthCare Ventures(1)..............   5,034,825    23.03%
 44 Nassau Street
 Princeton, New Jersey 08542
Rho Management Company, Inc.(2)...........................   2,670,432    12.36%
 152 West 57th Street
 New York, NY 10019
Biotech Growth S.A.(3)....................................   3,260,970    15.16%
 c/o Bellevue Asset Management AG
 Graftenauweg 4
 CH-6301 Zug
 Switzerland
Dresdner RCM Global Investors LLC(4)......................   1,786,600     8.31%

--------
(1) This amount, which is based upon information provided to the Company by HealthCare Ventures and information in a report on Schedule 13G that was filed on February 7, 2001 by HealthCare Ventures III, L.P. ("HCV III"), HealthCare Partners III, L.P. ("HCP III"), HealthCare Ventures IV, L.P. ("HCV IV"), HealthCare Partners IV, L.P. ("HCP IV"), HealthCare Ventures V, L.P. ("HCV V"), HealthCare Partners V, L.P. ("HCP V"), HealthCare Ventures VI, L.P. ("HCV VI"), HealthCare Partners VI, L.P. ("HCP VI"), Dr. Cavanaugh and Messrs. Werner, Littlefield, Crouse, Mirabelli and Lawlor, includes 3,182,313 shares held by HCV III and HCP III, including 275,424 shares issuable upon the exercise of warrants exercisable within 60 days, 934,522 shares held by HCV IV and HCP IV, including 80,882 shares issuable upon the exercise of warrants exercisable within 60 days; 365,090 shares held by HCV V and HCP V; and 552,900 shares held by HCV VI and HCP VI. James H. Cavanaugh, Ph.D., Harold R. Werner and the other members of the general partners of the above-listed investment funds claim shared investment and voting power over 5,034,825 shares, including 356,306 shares issuable upon the exercise of warrants exercisable within 60 days. Dr. Cavanaugh and Mr. Werner disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein.
(2) This amount, which is reflected in a report on Schedule 13G/A that was filed on February 15, 2001 with respect to ownership as of December 31, 2000 by Rho Management Company, Inc. and Joshua Ruch, includes 101,828 shares issuable upon the exercise of warrants exercisable within 60 days. Joshua Ruch is the Chairman and Chief Executive Officer of Rho Management Company, Inc., financial advisor to Rho Management Trust II. Mr. Ruch claims sole voting and dispositive power with regard to 17,136 shares and shared voting and dispositive power with regard to 2,670,423 shares. Mr. Ruch disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(3) This amount is reflected in a report on Schedule 13G/A that was filed on February 14, 2001 with respect to ownership as of December 31, 2000 by BB Biotech AG, on behalf of Biotech Growth S.A. Biotech Growth S.A. is a wholly owned subsidiary of BB Biotech A.G. BB Biotech AG and Biotech Growth S.A. claim shared voting and dispositive power over all of the shares.
(4) This amount, which is reflected in a report on Schedule 13G that was filed on February 7, 2001 with respect to ownership as of December 31, 2000 by Dresdner Bank AG ("Dresdner"), Dresdner RCM Global Investors US Holdings LLC ("DRCM Holdings") and Dresdner RCM Global Investors LLC ("Dresdner RCM") includes 1,623,600 shares as to which Dresdner, DRCM Holdings and Dresdner RCM claim sole voting power; 1,701,100 shares as to which they claim sole dispositive power; and 85,500 shares as to which they claim shared dispositive power. Dresdner is an international banking organization whose wholly owned subsidiary, DRCM Holdings, is located at Four Embarcadero Center, San Francisco, CA 94111.

                         STOCK OWNERSHIP OF DIRECTORS,
                  NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

   The following table and notes thereto set forth information, as of April 3, 2001 (except as specified below), with respect to the beneficial ownership of shares of the Common Stock by each director, each nominee for director and each executive officer named (the "Named Executive Officers") by the Company in the Summary Compensation Table and, as a group, by the current directors and executive officers of the Company, based upon information furnished to the Company by such persons. Except as otherwise indicated, the Company believes that each beneficial owner listed below exercises sole voting and dispositive power.

                                                          Amount of Beneficial
                                                            Ownership as of
                                                             April 3, 2001
                                                          --------------------
                                                                    Percentage
                                                                      of the
                                                          Number of   Common
       Name of Beneficial Owner                            Shares     Stock
       ------------------------                           --------- ----------
David C. U'Prichard, Ph.D.(1) ...........................   320,286    1.48%
F. Raymond Salemme, Ph.D.(2).............................   528,452    2.44%
Roger F. Bone, Ph.D.(3)..................................    76,507       *
Scott M. Horvitz(4)......................................    78,991       *
Paul M.K. Weiss, Ph.D.(5)................................    31,385       *
Stephen Bunting, Ph.D.(6)................................ 1,040,327    4.84%
Bernard Canavan, M.D.(7).................................    12,498       *
James H. Cavanaugh, Ph.D.(8)............................. 5,034,825   23.03%
Zola P. Horovitz, Ph.D.(9)...............................    13,498       *
David R. King............................................    13,143       *
Joshua Ruch(10).......................................... 2,687,559   12.44%
Harold R. Werner(8)...................................... 5,034,825   23.03%
All executive directors and officers as a group (16
 persons) (11)........................................... 9,911,879   44.14%

--------
 * Less than one percent (1%).
(1) Includes 123,415 shares of the Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(2) Includes 193,724 shares of the Common Stock issuable upon the exercise of stock options exercisable within 60 days. Also includes 140,625 shares held by a trust.
(3) Includes 21,328 shares of the Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(4) Includes 25,420 shares of the Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(5) All 31,385 shares of the Common Stock are issuable upon the exercise of stock options exercisable within 60 days.
(6) All 1,040,327 shares of the Common Stock are held by Abingworth Bioventures SICAV. Stephen Bunting, Ph.D. is a director of Abingworth Management Limited, the investment adviser to Abingworth Bioventures SICAV. Dr. Bunting is neither a director nor an officer of Abingworth Bioventures SICAV. Neither Dr. Bunting nor Abingworth Management Limited has any dispositive or voting power with respect to these shares. Dr. Bunting disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in Abingworth Bioventures SICAV.
(7) All 12,498 shares of the Common Stock are issuable upon the exercise of stock options exercisable within 60 days.
(8) All 5,034,825 shares of the Common Stock are beneficially owned by the funds affiliated with HealthCare Ventures. See note 1 to the table under "Principal Stockholders".
(9) Includes 10,712 shares of the Common Stock issuable upon the exercise of stock options exercisable within 60 days.
(10) Includes 2,670,423 shares of the Common Stock beneficially owned by Rho Management Company, Inc. See note 2 to the table under "Principal Stockholders".
(11) Includes 946,231 shares of the Common Stock issuable upon the exercise of stock options or warrants exercisable within 60 days.

                                   PROPOSAL 1

                      NOMINATION AND ELECTION OF DIRECTORS

   The Company's Ninth Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be classified, with respect to the time for which the directors severally hold office, into three Classes: Class I, Class II and Class III, as nearly equal as possible in numbers of directors, as determined by the Board of Directors. The Board is empowered to increase or decrease the total number of directors as well as the number of directors in each class, provided that each class shall continue to consist, as nearly as possible, of an equal number of directors. On July 23, 2000, the Board of Directors of the Company nominated nine (9) directors divided into three (3) classes of three (3) directors each. The Board of Directors has determined to fix the size of the Board effective for purposes of the election of directors at the Annual Meeting on May 14, 2001 at eight (8) directors. The term of office of one class of directors expires each year and at each annual meeting the successors to the directors of the class whose term is expiring in that year are elected to hold office for a term of three (3) years and until their successors shall be elected and qualified.

   The three directorships expiring this year are presently filled by Dr. Stephen Bunting, Dr. Zola P. Horovitz and Mr. Harold Werner. Dr. Zola P. Horovitz and Mr. Harold Werner have stated that they will stand for re-election as directors, and Dr. Bunting has determined not to stand for re-election. The Board has nominated for election at this Annual Meeting Dr. Zola P. Horovitz and Mr. Harold Werner as nominees for the class of directors whose term expires in 2004. If the nominees are elected at this Annual Meeting, the Board of directors shall consist of eight (8) directors divided into three (3) classes of two (2), three (3) and three (3) directors each.

   Dr. Horovitz and Mr. Werner have informed the Company that they are willing to serve for the term to which they are nominated if they are elected. If a nominee for director should become unavailable for election or is unable to serve as a director, the shares represented by proxies voted in favor of that nominee will be voted for any substitute nominee as may be named by the Board of Directors.

   The information appearing in the following tables and the notes thereto has been furnished to the Company, where appropriate, by the nominees for director and the directors continuing in office with respect to: (i) the present principal occupation or employment of each respective nominee and each continuing director and, if such principal occupation or employment has not been carried on during the past five (5) years, the occupation or employment during such period, (ii) the names and principal businesses of the corporations or other organizations in which such occupation or employment is carried on and/or has been carried on during the past five (5) years, and (iii) the directorships held by each respective nominee or continuing director on the boards of publicly held and certain other corporations and entities:

                       NOMINEES FOR ELECTION AS DIRECTORS
                           FOR A TERM OF THREE YEARS

                                                                  If elected,
                                                                 Term Expires
                                                      Served as    at Annual
                                                      Director    Meeting of
            Name and Principal Occupation               Since   Stockholders in
            -----------------------------             --------- ---------------
Dr. Zola P. Horovitz, 66.............................   1996         2004
 Dr. Zola P. Horovitz joined us as a director in
 September 1996. Dr. Horovitz retired from Bristol-
 Myers Squibb in May 1994, last serving as Vice
 President of Business Development and Planning.
 Previously, he spent 31 years with The Squibb
 Institute for Medical Research in Princeton, New
 Jersey, last serving as Vice President of Research
 Planning & Scientific Liaison. Dr. Horovitz recently
 served as Commissioner of the New Jersey Cancer
 Research Commission. He has been an active member of
 many industry organizations, including the American
 Society for Pharmacology & Experimental Therapies,
 British Pharmacological Society, American
 Pharmaceutical Association, International Society of
 Biochemical Pharmacology, and the New York Academy
 of Sciences, among others. Additionally, he is a
 Fellow of the New Jersey Academy of Sciences,
 American Foundation for Pharmaceutical Education,
 Academy of Pharmaceutical Sciences, and the American
 Association for the Advancement of Science. Dr.
 Horovitz earned a B.S. in Pharmacy and an M.S. and
 Ph.D. in Pharmacology from the University of
 Pittsburgh. He is a registered pharmacist in the
 Commonwealth of Pennsylvania and has published more
 than 60 books, articles and abstracts in the areas
 of pharmacology and drug research and development.
 Dr. Horovitz serves on the Board of the following
 companies: BioCryst Pharmaceuticals, Inc., Diacrin,
 Inc., Genaera Corporation, Avigen, Inc., Palatin
 Technologies, Inc., Synaptic Pharmaceuticals
 Corporation, Shire Pharmaceuticals Group Plc and
 Paligent Inc.

Harold R. Werner, 52.................................   1993         2004
 Mr. Harold A. Werner joined us as a director at our
 inception. Mr. Werner has been a Managing Director
 of HealthCare Ventures LLC since 1985. Mr. Werner
 has over twenty-five years of experience in
 planning, development and financing of health care
 technology. Prior to the founding of the HealthCare
 Ventures family of funds in 1985, Mr. Werner served
 as Director of New Ventures for Johnson & Johnson
 Development Corporation, responsible for corporate
 venture capital and strategic planning activities.
 These responsibilities included outside investments
 and licenses for Johnson & Johnson in biotechnology,
 pharmaceuticals, vision care, diagnostics and other
 high-technology areas of health care. Previously, he
 was Senior Vice President of Robert S. First, Inc.,
 and was responsible for managing its European and,
 later, U.S. health care management consulting
 business. Mr. Werner received his B.S. (high honors)
 and M.S. degrees in engineering from Princeton
 University and an M.B.A. from the Harvard Graduate
 School of Business Administration. Mr. Werner serves
 on the Board of Directors of the following
 companies: CellGate, Inc., TolerRx, Inc. and
 Advanced Pharma, Inc.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                         DIRECTORS CONTINUING IN OFFICE

                                                                  If elected,
                                                                 Term Expires
                                                      Served as    at Annual
                                                      Director    Meeting of
            Name and Principal Occupation               Since   Stockholders in
            -----------------------------             --------- ---------------
Dr. David C. U'Prichard, 52..........................   1999         2003
 Dr. David C. U'Prichard joined us in September 1999
 as our CEO and a member of our Board of Directors.
 From 1997 to 1999, Dr. U'Prichard served as
 President of Research and Development at SmithKline
 Beecham. While at SmithKline Beecham, Dr. U'Prichard
 oversaw the entry of approximately ten compounds
 into global development, the international
 registration of the diabetes drug Avandia(R)* and
 the entry of four compounds into Phase III trials
 and six compounds into early clinical trials;
 additionally, he instituted several major
 restructuring efforts at the company. Prior to
 SmithKline Beecham, he worked for ICI/Zeneca from
 1986 to 1997, as Executive Vice President and
 International Research Director from 1994 to 1997.
 Previously, Dr. U'Prichard was instrumental in the
 launch of Nova Pharmaceuticals in 1983, following an
 academic career as the Associate Professor of
 Pharmacology and Neurobiology at Northwestern
 University Medical School (1978-83), and his
 postdoctoral fellowship at Johns Hopkins University
 (1975-78). Dr. U'Prichard received his Ph.D. in
 Pharmacology from the University of Kansas, and his
 B.S. in Pharmacology with first-class honors from
 the University of Glasgow, Scotland. He has held
 academic appointments at Northwestern University,
 Johns Hopkins University and the University of
 Pennsylvania and is an Honorary Professor at the
 University of Glasgow. He is also an author of more
 than 100 primary and review publications, was a
 founding co-editor of Molecular Neurobiology and co-
 editor of Epinephrine in the Central Nervous System
 and has served as a member of various editorial
 boards. Dr. U'Prichard serves on the Board of
 Directors of Lynx Therapeutics, Inc.
  *Avandia is a registered trademark of SmithKline
 Beecham.

Dr. F. Raymond Salemme, 56...........................   1993         2002
 Dr. F. Raymond Salemme founded our company in 1993
 and currently serves as President and Chief
 Scientific Officer. Dr. Salemme is a co-inventor of
 our DirectedDiversity(R) chemi-informatics process
 control technology and our ThermoFluor(R) assay
 technology. Prior to founding our company, Dr.
 Salemme supervised groups specializing in structure-
 based drug design, biophysics and computational
 chemistry at Sterling Winthrop Pharmaceuticals and
 DuPont Merck Pharmaceuticals, Inc. Dr. Salemme also
 worked in Central Research and Development at
 DuPont, where he led research in protein X-ray
 crystallography and engineering, developed
 computational methods for crystallography and drug
 design, and conducted molecular dynamics simulations
 of proteins and polymers. In 1983, Dr. Salemme
 founded the Protein Engineering Division of Genex
 Corporation, among the first companies to use X-ray
 crystallography and molecular modeling for
 genetically engineering proteins. From 1973 to 1983,
 Dr. Salemme was Professor of Biochemistry at the
 University of Arizona and published extensively in
 the areas of molecular structures of redox proteins
 and theory of biological electron transfer and
 protein architecture. Dr. Salemme received a B.A. in
 Molecular Biophysics from Yale University (with
 exceptional distinction) and a Ph.D. in Chemistry
 from the University of California, San Diego, where
 his Ph.D. thesis solved one of the first high-
 resolution 3-D protein structures by X-ray
 crystallography. Dr. Salemme is a member of several
 professional societies, and

                                                                 If elected,
                                                                Term Expires
                                                     Served as    at Annual
                                                     Director    Meeting of
           Name and Principal Occupation               Since   Stockholders in
           -----------------------------             --------- ---------------
 serves on national scientific review committees
 including the Visiting Committee for Advanced
 Technology of the National Institutes for Standards
 and Technology (NIST) and the National Institutes
 of Health (NIH) Structural Genomics Initiative
 Review Panel.

Dr. Bernard Canavan, 65.............................   1997         2002
 Dr. Bernard Canavan joined us as a director in
 March 1997. In February 1994, Dr. Canavan retired
 from American Home Products Corporation where he
 had held the position of President and Chief
 Operating Officer. Dr. Canavan started his
 pharmaceutical career with Wyeth Limited Canada in
 1969 as Medical Director. He left Wyeth Canada in
 1975 as President. He then joined Wyeth
 International Ltd. as Executive Assistant to the
 President and in 1980 became President of Wyeth
 International. In 1984 he took over as President of
 Wyeth Laboratories in charge of Pharmaceutical
 Operations. From 1990 to 1994 he was President and
 COO of American Home Products Corporation. Dr.
 Canavan is on the board of the following companies:
 Genaera Corporation and Shire Pharmaceuticals Group
 Plc.

Dr. James H. Cavanaugh, 64..........................   1996         2003
 Dr. James H. Cavanaugh joined us as a director in
 May 1996 and has served as our Chairman since
 August 1998. Since 1988, Dr. Cavanaugh has been the
 President of HealthCare Ventures LLC. Prior to
 HealthCare Ventures, he was President of SmithKline
 & French Laboratories--U.S., the pharmaceutical
 division of SmithKline Beecham Corporation.
 Previously, he served as President of SmithKline's
 clinical laboratory business and as President of
 Allergan International. Prior to his industry
 experience, Dr. Cavanaugh served as Staff Assistant
 to President Nixon for Health Affairs and as Deputy
 Director of the Domestic Council. Under President
 Ford, he was appointed Deputy Assistant to the
 President for Domestic Affairs and Deputy Chief of
 the White House Staff. Before that, he served as
 Deputy Assistant Secretary for Health and
 Scientific Affairs in the U.S. Department of
 Health, Education and Welfare, and as Special
 Assistant to the Surgeon General of the U.S. Public
 Health Service. He was a Special Consultant to
 President Reagan and served as a member of the
 President's Export Council. Preceding his
 government service, Dr. Cavanaugh was a member of
 the faculty of the Graduate College and the College
 of Medicine at the University of Iowa, where he
 received his Master's and Doctorate degrees. Dr.
 Cavanaugh currently serves as Trustee Emeritus of
 the California College of Medicine. He has served
 on the Board of Directors of the Pharmaceutical
 Research and Manufacturers Association, Unihealth
 America, and the Proprietary Association. He was a
 Founding Director of the Marine National Bank in
 Santa Ana, California. Dr. Cavanaugh serves on the
 Board of the following companies: Diversa
 Corporation, Versicor, Inc., MedImmune, Inc. and
 Shire Pharmaceuticals Group Plc.

Mr. David R. King, 51 ..............................   2000         2003
 Mr. David R. King joined us as a director in April
 2000. Since January 2001 Mr. King has served as
 President of Delsys Pharmaceutical Corporation, a
 biotechnology company that is developing and
 commercializing a proprietary electrostatic dry
 powder handling process. Prior to Delsys, Mr. King
 was Chief Executive Officer of Principia
 Pharmaceutical Corporation, a biotechnology

                                                                   If elected,
                                                                  Term Expires
                                                       Served as    at Annual
                                                       Director    Meeting of
            Name and Principal Occupation                Since   Stockholders in
            -----------------------------              --------- ---------------
 company that is developing technology to improve the
 performance of protein and peptide drugs, where he
 served in that capacity from August 2000 until the
 company was sold in September 2000. From 1981 to
 2000, Mr. King was a partner in the Business and
 Finance Section of the law firm of Morgan, Lewis &
 Bockius LLP, Philadelphia, Pennsylvania. Mr. King's
 practice focused on biotechnology and emerging
 growth companies and he has extensive experience in
 corporate and securities law matters. He is a
 graduate of the University of Pennsylvania and
 Harvard Law School. Mr. King serves on the Board of
 Cephalon, Inc.

Mr. Joshua Ruch, 51..................................    1997         2002
 Mr. Joshua Ruch joined us as a director in March
 1997. Since 1992, Mr. Ruch has been the Chairman and
 Chief Executive Officer of Rho Management Company,
 Inc., an investment advisory firm. Mr. Ruch has been
 employed by Rho Management Company in various
 capacities since he co-founded that company in 1981.
 Mr. Ruch holds an M.B.A. from the Harvard Graduate
 School of Business Administration. Mr. Ruch serves
 on the Board of Diacrin, Inc.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   The Board held six meetings during the year ended December 31, 2000. During the year, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the period he served as a director and (ii) the total number of meetings held by any committee of the Board on which he served.

   The Board has an audit committee and a compensation committee. The Board does not have a nomination committee. The committees of the Board, their respective memberships and their principal functions are as follows:

Audit Committee

   The following members of the Company's Board of Directors are members of the Audit Committee (the "Audit Committee"): Bernard Canavan, M.D., Zola P. Horovitz, Ph.D. and David R. King.

   The Audit Committee oversees the Company's financial reporting, control and audit functions, oversees the independence and performance of the Company's independent accountants and facilitates a means for open communication between and among the Company's independent accountants, financial and senior management and the Board of Directors. During 2000, the Audit Committee met two times.

   Drs. Canavan and Horovitz are independent directors under Nasdaq's listing standards, as amended on December 14, 1999, which provide that a director will not be considered "independent" if, among other things, he has been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years. Under this standard, Mr. King is not independent because he was, until September 2000, a partner at Morgan, Lewis & Bockius LLP, a law firm that provided legal services to the Company in each of its last three fiscal years for which the Company paid in excess of the threshold amount. In July 2000, as permitted under the applicable listing standards with respect to no more than one director, the Board of Directors determined that due to exceptional and limited circumstances, Mr. King's membership on the Audit Committee was required by the best interests of the Company and its stockholders.

   A copy of the Audit Committee's charter, which the Board adopted, is attached as Appendix A to this proxy statement.

Compensation Committee

   The following non-employee members of the Company's Board of Directors are members of the Compensation Committee (the "Compensation Committee"): James H. Cavanaugh, Ph.D., Zola P. Horovitz, Ph.D. and Joshua Ruch.

   The Compensation Committee is responsible for the evaluation, approval and administration of all salary, incentive compensation, benefit plans and other forms of compensation for our officers, directors and other employees, including bonuses and options granted under our Equity Compensation Plan and 2000 Equity Compensation Plan. During 2000, the Compensation Committee met nine times.

   Notwithstanding anything to the contrary, the following report of the Audit Committee and the report of the Compensation Committee and the Stock Performance Graph set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             AUDIT COMMITTEE REPORT

   The members of the Audit Committee of the Board of Directors (the "Audit Committee") are Bernard Canavan, M.D., Zola P. Horovitz, Ph.D. and David R. King. The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. In addition, the Audit Committee recommends to the Board of Directors the selection of the Company's independent accountants.

   Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to oversee these processes.

   The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

   Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          Submitted by:

                                          David R. King, Chairman
                                          Bernard Canavan, M.D.
                                          Zola P. Horovitz, Ph.D.

                      EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

   Summary of Compensation. The following table summarizes the compensation paid to or earned during the last two fiscal years by our chief executive officer and the four other most highly compensated executive officers whose salary and bonus exceeded $100,000. We refer to these persons as the named executive officers. The compensation described in the table does not include medical, group life insurance or other benefits which are available generally to all of our salaried employees and perquisites and other personal benefits which do not exceed the lesser of $50,000 or 10% of the officers' total salary and bonus disclosed in this table.

                           SUMMARY COMPENSATION TABLE

                                                       Long Term
                                      Annual          Compensation
                                   Compensation       ------------
                                ------------------     Securities   All Other
    Name and Principal                                 Underlying  Compensation
         Position          Year Salary($) Bonus($)     Options (#)    ($)(1)
    ------------------     ---- --------- --------    ------------ ------------
David C. U'Prichard,       2000 $335,000  $334,890(3)    13,393       $5,100
 Ph.D.,................... 1999   92,330    36,932      737,143
 Chief Executive Officer
 (2)

F. Raymond Salemme,        2000  262,182   127,694(4)    22,321        5,100
 Ph.D.,................... 1999  245,549    95,723(5)    10,204
 President and Chief
 Scientific Officer

Roger F. Bone, Ph.D.,..... 2000  163,644    63,000       16,429        5,100
 Senior Vice President,    1999  146,475    32,957        5,612
 Research and Development

Scott M. Horvitz,......... 2000  160,908    54,215(6)    15,000        5,100
 Vice President, Finance   1999  150,491    40,097(7)     7,015
 and Administration

Paul M. K. Weiss,......... 2000  137,302    73,500       15,000        5,100
 Vice President,           1999  116,367    20,261        3,954
 Technology and Product
 Licensing

--------
(1) Reflects the Company's discretionary contributions under its 401(k) plan.
(2) Dr. U'Prichard's employment with us began on September 20, 1999, and the figures for 1999 in the table above reflect only compensation paid to him from his date of hire through December 31, 1999.
(3) Includes loan forgiveness of $157,390 and year-end bonus of $177,500.
(4) Includes loan forgiveness of $28,064 and year-end bonus of $99,630.
(5) Includes loan forgiveness of $29,565 and year-end bonus of $66,158.
(6) Includes loan forgiveness of $5,943 and year-end bonus of $48,272.
(7) Includes loan forgiveness of $6,261 and year-end bonus of $33,836.

   Stock Options. The following table provides information related to options for shares of the Common Stock granted to the Named Executive Officers during 2000:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                     Individual Grants
                         ------------------------------------------
                                                                       Potential
                                                                    realizable value
                                                                       at assumed
                         Number of  % of Total                      annual rates of
                         Securities  Options                          stock price
                         Underlying Granted to                      appreciation for
                          Options   Employees  Exercise              option term(1)
                          Granted   in Fiscal    Price   Expiration ----------------
Name                        #(2)       Year    ($/share)  Date(3)    5%($)   10%($)
----                     ---------- ---------- --------- ---------- ------- --------
David C. U'Prichard,
 Ph.D...................   13,393      1.92%     $6.30    3/31/10   $53,064 $134,473
F. Raymond Salemme,
 Ph.D...................   22,321      3.19       6.30    3/31/10    88,437  224,116
Roger F. Bone, Ph.D.....   16,429      2.35       6.30    3/31/10    65,092  164,957
Scott M. Horvitz........   15,000      2.15       6.30    3/31/10    59,431  150,609
Paul M. K. Weiss,
 Ph.D...................    7,857      1.12       6.30    3/31/10    31,130   78,889
                            7,143      1.02       8.40     6/8/10    37,734   95,626

--------
(1) The dollar amounts under these columns are the results of calculations at assumed annual rates of stock price appreciation of 5% and 10%. These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of the Company's stock price. Because optionees received options with an exercise price equal to the market value on the date of grant, no gain is possible without an increase in stock prices, which will benefit all stockholders.
(2) These options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant as determined by the Board of Directors.
(3) All of the option grants vest in equal annual installments over a period of four years beginning on the first anniversary of the grant.

   The following table provides information related to any stock options for shares of the Common Stock exercised by the Named Executive Officers during 2000 and certain information about unexercised options held by the Named Executive Officers at December 31, 2000:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                  Number of Securities
                                                       Underlying
                                                  Unexercised Options  Value of Unexercised In-
                           Shares                     at FY-End(#)     the-Money Options at FY-
                         Acquired on     Value        Exercisable/       End($) Exercisable/
Name                     Exercise(#)  Realized($)    Unexercisable         Unexercisable(1)
----                     -----------  ----------- -------------------- ------------------------
David C. U'Prichard,
 Ph.D. .................   196,871(2)  $485,753    120,067 / 433,598   $1,291,897 / $4,701,907
F. Raymond Salemme,
 Ph.D...................    29,818      336,429     170,011 / 77,786       2,024,231 / 881,009
Roger F. Bone, Ph.D.....                             32,276 / 36,582         435,772 / 402,761
Scott M. Horvitz........                             20,367 / 24,750         278,232 / 249,384
Paul M. K. Weiss,
 Ph.D...................                             19,174 / 35,494         227,595 / 355,913

--------
(1) "In-the-money" options are options whose base (or exercise) price was less than the market price of the Common Stock at December 31, 2000. The value of such options is calculated based on a stock price of $14.813, which was the closing price of the Common Stock on the Nasdaq Stock Market on December 29, 2000.
(2) Includes 176,871 shares that are subject to restrictions on transfer that lapse over the same period as the predecessor stock options would have vested.

Compensation Committee Interlocks

   The members of the Compensation Committee during the fiscal year ended December 31, 2000 were Zola P. Horovitz, Ph.D. (Chairman), James H. Cavanaugh, Ph.D., and Joshua Ruch. Dr. Horovitz is entitled to receive consulting fees of $1,500 per day for which he provides services to the Company, although no such consulting services have been rendered to date.

Compensation of Directors

   Drs. Canavan and Horovitz each received $10,000 as consideration for their services as directors in 2000. Mr. King received $7,333 as consideration for his service as a director during 2000, which began upon his election in April 2000. The annual director's fee will be $12,000 for subsequent years. Additionally, Drs. Canavan and Horovitz each have received grants of options to purchase 17,857 shares of our Common Stock under our equity compensation plan in connection with their service as directors. Mr. King received a restricted stock grant in connection with his service as a director of 7,143 shares of our Common Stock for an aggregate purchase price of $45,000. Drs. Canavan and Horovitz and Mr. King each will receive an annual grant of options to purchase 10,000 shares of our Common Stock under our 2000 Equity Compensation Plan following the annual meeting of stockholders on May 14, 2001 and following each annual meeting thereafter in which they are continuing directors. All of the option grants and restricted stock grants for our directors vest in equal annual installments over a period of four years. All of our non-employee directors are reimbursed for expenses in connection with attendance at board and committee meetings.

Employment Arrangements

   In September 1999, we entered into an employment offer letter with David C. U'Prichard, Ph.D., as our Chief Executive Officer. As provided in his employment offer letter, Dr. U'Prichard's annual compensation was initially set at a base salary of $325,000, which is subject to performance and merit-based increases. In addition, we granted Dr. U'Prichard options to purchase 614,286 shares of common stock at an exercise price of $2.94 per share and options to purchase 122,857 shares of the Common Stock at an exercise price of $7.28. These options vest 25% per year, beginning on the first anniversary of the grant date.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed entirely of directors who have never been employees of the Company. The Compensation Committee is responsible for setting and administering the policies and programs that govern annual compensation and long-term incentive compensation.

   The Company's executive compensation programs reflect input and recommendations from the Company's Chief Executive Officer. The Compensation Committee reviews his proposals concerning executive compensation and makes a recommendation to the Board of Directors concerning the scope and nature of compensation arrangements.

   Objectives. The objectives of the Company's executive compensation program are:

  . to provide a competitive compensation package that will attract, retain and motivate superior talent and reward performance;

  . to support the achievement of desired Company performance; and

  . to align the interests of executives with the long-term interests of stockholders through award opportunities that may result in ownership of Common Stock, thereby encouraging the achievement of superior results over an extended period.

   Executive Officer Compensation Program. The Company's executive officer compensation program includes three principal components: (i) base salary, which is set on an annual basis; (ii) annual incentive bonuses, which are based on the achievement of preestablished corporate and individual objectives; and (iii) long-term incentive compensation in the form of periodic stock option grants and, in certain instances, in the form of other equity-based awards.

   The Compensation Committee reviews the overall executive compensation packages on an annual basis, as compared with companies that compete with the Company to attract and retain employees.

   In considering compensation of the Company's executives, one of the factors the Compensation Committee takes into account is the anticipated tax treatment to the Company of various components of compensation. Under Section 162(m) of the Internal Revenue Code of 1986, as amended, publicly held companies may be prohibited from deducting as an expense for federal income tax purposes total remuneration in excess of $1 million paid to certain executive officers in a single year. This limit generally applies to all compensation, including amounts received upon the exercise of stock options and the value of shares or cash paid pursuant to other grants. The Compensation Committee has considered the requirements of Section 162(m) of the Code and its related regulations. It is the Compensation Committee's present policy to take reasonable measures to preserve the full deductibility of substantially all executive compensation, to the extent consistent with its other compensation objectives.

   Base Salary. The Compensation Committee reviews base salary levels for the Company's executive officers on an annual basis. Base salaries are set competitively relative to the salaries paid by similar companies to executives with similar levels of experience and responsibility. In setting base salaries, the Compensation Committee also takes into account the comparable salaries paid in the geographic areas into which the Company is recruiting personnel and the intense level of competition among pharmaceutical, biotechnology and drug discovery companies to attract talented personnel.

   Annual Incentive Bonuses. The Company, along with each executive officer, establishes goals related specifically to that officer's areas of responsibility. The Compensation Committee determines the amount of the Chief Executive Officer's bonus based on a subjective assessment by the Compensation Committee of his achievement of established goals. The Compensation Committee approves the amount of each other executive officer's bonus based on the recommendations of the Company's Chief Executive Officer with respect to the executive officer's progress in achieving established goals. Bonuses are awarded on an annual basis.

   Long-term Equity-based Compensation. Long-term equity-based compensation, primarily in the form of stock options, allows the executive officers to share in any appreciation in the value of the Company's Common Stock. The Compensation Committee believes that stock option participation aligns the Company's executive officers' interests with those of the stockholders, thereby encouraging the achievement of superior results over an extended period. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level calculated to be competitive within the biotechnology industry as well as within a broader group of competitive companies of comparable size. In determining the amount of each grant, the Compensation Committee takes into account the number of shares held by the executive prior to the grant and the vesting period of those shares.

   Loan Forgiveness. In addition, the Compensation Committee has, in its discretion, forgiven portions of certain loans made by the Company to a few of its executive officers. In these instances, the Compensation Committee determined the amount, if any, of principal and/or interest that was forgiven based upon several factors, including achievement of the Company's short-term and long-term goals and the individual's contributions to the Company's performance.

   Compensation of Chief Executive Officer. In reviewing and recommending Dr. U'Prichard's compensation for the year 2000 and in awarding him stock options during the year, the Compensation Committee followed its general compensation objectives and policies.

   Under the terms of his employment offer letter, Dr. U'Prichard receives an annual adjustment to his base salary and a target bonus of 40% of his base salary. Commencing on September 1, 2000, Dr. U'Prichard's annual salary was increased to $355,000. He earned a cash bonus for the year 2000 of $177,500, which was paid in January 2001. During the year 2000, Dr. U'Prichard was granted options to purchase 13,393 shares of the Company's Common Stock under the terms of the Company's Equity Compensation Plan at an exercise price equal to the fair market value on the date of the grant. The Compensation Committee also determined to forgive $157,390 of the principal and interest Dr. U'Prichard owed to the Company as of December 31, 2000 on the loan made to him in March 2000 to exercise options to purchase 176,871 shares of restricted stock as provided in his employment offer letter.

   The Compensation Committee made these adjustments in Dr. U'Prichard's compensation based on its assessment of his achievement of financial and nonfinancial goals that were established by the Board of Directors and the Compensation Committee, including raising capital, establishing a public market for the Company's Common Stock, executing a major DiscoverWorks(TM) transaction, and achieving specified organizational objectives.

                                          Submitted by:

                                          Zola P. Horovitz, Ph.D., Chairman
                                          James H. Cavanaugh, Ph.D.
                                          Joshua Ruch

                      COMPARATIVE STOCK PERFORMANCE GRAPH

   The graph below compares the cumulative total stockholder return on our Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S. Companies) Index (the "Nasdaq Index") and (ii) the Index of Nasdaq Pharmaceutical Stock (the "Pharmaceutical Index") over the period from August 4, 2000 (the first trading day of our common stock) to December 31, 2000, based on an initial investment of $100 on August 4, 2000 in each of: our Common Stock; the stock comprising the Nasdaq Index, and the stocks comprising the Pharmaceutical Index. Total stockholder return is measured by dividing share price change plus dividends, if any, for each period by the share price at the beginning of the respective period, and assumes reinvestment of dividends.

COMPARISON OF CUMULATIVE TOTAL RETURN OF 3-DIMENSIONAL PHARMACEUTICALS, INC., NASDAQ STOCK MARKET (U.S. COMPANIES) INDEX AND NASDAQ PHARMACEUTICALS INDEX


                       [Performance Graph Appears Here]

                    8/04/00   8/31/00   9/30/00   10/31/00   11/30/00   12/31/00
                    -----------------------------------------------------------
3-Dimensional
 Pharmaceutical      100.00    203.27    188.24     124.84      67.32      77.45
NASDAQ Pharm
 Index               100.00    110.66    109.18      98.72      87.17      90.90
NASDAQ Market
 Index               100.00    111.96     97.42      89.38      68.91      65.28

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In March 2000, we issued 9,572,248 shares of series A-5 preferred stock for $3.00 per share to eleven accredited investors. Included in the amount were 3,451,165 shares issued upon the conversion of our November 1999 Bridge Financing. Investors owning 5% or more of our shares and directors and officers who participated in this transaction include:

                                                                    Number of
                                                                    Shares of
                                                      Number of   Common Stock
                                                      Shares of       upon
                                                      Series A-5   Conversion
                                                      Preferred   of Series A-5
Investor                                                Stock    Preferred Stock
--------                                              ---------- ---------------
HealthCareVentures III, L.P.......................... 1,067,100       381,107
HealthCareVentures IV, L.P...........................   313,366       111,916
HealthCareVentures V, L.P............................ 1,022,253       365,090
Rho Management Trust II.............................. 1,702,016       607,863
Abingworth Bioventures SICAV.........................   576,459       205,878
Biotech Growth S.A................................... 3,878,170     1,385,061

   Dr. Cavanaugh and Mr. Werner, two of our directors, are general partners of HealthCare Partners III, L.P., HealthCare Partners IV, L.P. and HealthCare Partners V, L.P., which are the general partners of HealthCare Ventures III, L.P., HealthCare Ventures IV, L.P. and HealthCare Ventures V, L.P., respectively.

   Mr. Ruch, one of our directors, is the Chairman and Chief Executive Officer of Rho Management Company, Inc., financial advisor to Rho Management Trust II.

   Dr. Bunting, one of our directors, is a director of Abingworth Management Limited in London, UK. Abingworth Management Limited is the investment adviser to Abingworth Bioventures SICAV.

   Until September 2000, David R. King, one of our directors and a current member of the audit committee, was a partner at Morgan, Lewis & Bockius LLP, a law firm which provided legal services for us in our last fiscal year.

   In March 2000, we made a loan of $519,505 at 6.69% to David C. U'Prichard, Ph.D., our Chief Executive Officer, to exercise options to purchase 176,871 shares of our stock at a purchase price of $2.94 per share, as provided under the terms of his employment offer letter. These shares are subject to repurchase restrictions which lapse over the same period as the predecessor stock options would have vested. During fiscal year 2000, the largest outstanding principal amount of Dr. U'Prichard's loan was $519,505 and, on January 22, 2001, our Compensation Committee forgave $157,390 of the principal and interest that was owed as of December 31, 2000.

                                   PROPOSAL 2

       APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY'S 2000 EQUITY
                               COMPENSATION PLAN

   On February 23, 2001, the Board of Directors adopted, subject to stockholder approval, an amendment to the 2000 Plan which would increase the number of shares of the Common Stock authorized for issuance under the 2000 Plan from 2,200,000 to a total of 4,200,000, an increase of 2,000,000. The Board of Directors has directed that the proposal to amend the 2000 Plan be submitted to the Company's stockholders for their approval.

   The Company believes that the availability of the additional shares of Common Stock will ensure that the Company continues to have a sufficient number of shares of the Common Stock authorized for issuance under the 2000 Plan. As of April 3, 2001, grants had been awarded with respect to 974,180 shares under the 2000 Plan, and 1,225,820 shares were available for issuance. The Company is not making any more grants under its Equity Compensation Plan, under which 1,895,187 shares are issuable pursuant to grants made prior to the Company's initial public offering. The Board of Directors believes that the number of shares available for issuance under the 2000 Plan is not sufficient in view of the Company's plan to add approximately 100 employees during the remainder of 2001. The Board of Directors concluded that the Company's ability to attract new employees, retain talented employees, and motivate all employees to contribute materially to the Company's success is enhanced by the Company's grant of stock options.

   The Company is also seeking to have the stockholders approve a restatement of the 2000 Plan. The purpose of such approval is to ensure that the stockholders have reapproved the entire 2000 Plan as amended, including the performance criteria that may be used by the Compensation Committee in granting performance-based awards under the Plan, so that such awards will qualify for the performance-based exception to the deduction limitations of Section 162(m) of the Internal Revenue Code until the first meeting of stockholders that occurs in 2006. A copy of the amended and restated 2000 Plan is attached to this Proxy Statement as Appendix B.

Material Features of the 2000 Plan

   The purpose of the 2000 Plan is to encourage the Company's employees, consultants, advisors and directors to contribute materially to the growth of the Company through the issuance of equity and cash awards under the 2000 Plan. The Company believes that the 2000 Plan will benefit the Company's stockholders, and align the economic interests of the participants with the Company's stockholders.

   The Compensation Committee (the "Committee"), which administers the 2000 Plan, has the authority, among other things, to: (i) select the Company's employees, directors, consultants, advisors, and Scientific Advisory Board members to receive grants under the 2000 Plan; (ii) determine the type, size and terms of grants to be made to each such individual; (iii) determine the time when grants will be made and the duration and criteria for any applicable exercise or restriction period; (iv) amend the terms of any previously issued grant; (v) in the event of a stock split, recapitalization, reorganization or similar corporate event that affects the Common Stock, make appropriate adjustments in the number and kind of shares available for grants under the 2000 Plan, the number of shares subject to the annual per-person limitation, and the number of shares and price of shares subject to outstanding grants; and
(vi) deal with any other matters arising under the 2000 Plan. All decisions made by the Committee are conclusive and binding on all persons receiving grants under the 2000 Plan.

   Grants to participants under the 2000 Plan may include: (i) options to purchase shares of the Common Stock, including incentive stock options ("ISOs"), which may only be granted to employees of the Company or its subsidiaries, and nonqualified stock options, which may be granted to anyone eligible to participate in the 2000 Plan; (ii) stock awards, in which shares of the Common Stock may be granted to anyone eligible to participate in the 2000 Plan, and which may be subject to restrictions on transferability and other conditions; and (iii) performance units, in which payments of cash or shares of the Common Stock, or a combination of the two, provided that the cash portion may not exceed 50% of the amount to be distributed, are paid to designated participants if certain performance goals are met during a performance period.

   The exercise price at which shares of the Common Stock may be purchased pursuant to options and the exercise period for such options under the 2000 Plan are determined by the Committee. The exercise price for stock options may be equal to or greater than the fair market of shares of the Common Stock on the date of grant.

   The 2000 Plan permits the Committee to impose and specify objective performance goals that must be met with respect to grants of stock awards and performance units to employees for performance periods determined by the Committee, thereby requiring forfeiture of all or part of any such grant if the performance goals are not met. These performance goals, to the extent designed to meet the requirements of Code Section 162(m), will be based on one or more of the following measures applicable to a business unit or the Company and its subsidiaries as a whole, or a combination of the two: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, scientific goals, pre-clinical or clinical goals, regulatory approvals, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures, or strategic partnerships.

   Prior to, or soon after the beginning of, the performance period, the Committee will establish in writing the performance goals that must be met, the applicable performance periods, the amounts to be paid if the performance goals are met, and any other conditions of the grant. Performance units and stock awards granted to any employee as performance-based compensation may not consist of more than 700,000 shares of Company stock for any year in a performance period.

   Unless otherwise provided by the Committee, in the event of a corporate transaction involving the Company, (i) grantees will have the right to exercise the entire portion of their option not previously exercised within ten days after written notice of the transaction is given to grantees and any options not exercised after the ten-day period will be forfeited; (ii) the restrictions and conditions on outstanding stock awards will immediately lapse; and (iii) payment will be made in settlement of outstanding performance units in an amount determined by the Committee. The Committee may also provide in a grant letter specific provisions that are applicable in the event of a corporate transaction, and the Committee may accelerate the exercisability or vesting of grants, allow the assumption or substitution of grants by a surviving corporation and the continuation of such grants, or take other actions with respect to outstanding grants.

   The total number of shares of the Common Stock that may be issued under the 2000 Plan if the amendment and restatement are approved will be 4,200,000 shares of Common Stock. Under the terms of the Plan, no individual may receive grants in any one calendar year relating to more than 700,000 shares of Common Stock.

   As of April 3, 2001, the Committee has granted awards with respect to 974,180 shares of the Common Stock under the 2000 Plan. As of such date, 1,225,820 shares remained under the 2000 Plan (subject to increase in the event any outstanding awards under the 2000 Plan terminate, expire, or are forfeited without delivery of shares) for future grants. As noted above, the proposed amendments would add 2,000,000 shares to the 2000 Plan. The proposed amendment would not amend any other provision of the 2000 Plan.

   The Board may amend or terminate the 2000 Plan at any time. However, stockholder approval is required for any change that is required to be approved by the stockholders by law or under the rules of any applicable stock exchange. The 2000 Plan will terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Board terminates the 2000 Plan earlier or extends it with approval of the Company's stockholders.

   No grants have been made under the 2000 Plan that are subject to stockholder approval at the Annual Meeting. It is not possible at present to predict the number of grants that will be made under the 2000 Plan after the Annual Meeting.

Federal Income Tax Consequences

   The following is a brief description of the federal income tax consequences generally arising with respect to grants that may be awarded under the 2000 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 2000 Plan.

   The grant of an option will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an option (other than an ISO), the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

   A participant's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option, except that the Company will be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

   With respect to grants under the 2000 Plan that may be settled either in cash or in shares of the Common Stock that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received. The Company will be entitled to a deduction for the same amount. With respect to grants involving shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received at the time that the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of such restricted shares rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits the shares, the participant would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which the participant previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty (30) days after receipt of the shares.

   Section 162(m) of the Code generally disallows a public corporation's tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that options, and stock awards and performance units the settlement of which are conditioned upon achievement of performance goals based upon the criteria set forth above, will qualify as "performance-based compensation," although other grants not meeting these requirements under the 2000 Plan may not so qualify.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 2000 PLAN, AS AMENDED AND RESTATED.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than ten percent (10%) of the Company's outstanding Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership in the Company's Common Stock and other equity securities. Specific due dates for these records have been established and the Company is required to report in this proxy statement any failure to file by these dates in 2000. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, there were no reports required under Section 16(a) of the Exchange Act which were not timely filed during the fiscal year ended December 31, 2000, except as described below. A Form 3 for Graham R. Brazier, Senior Vice President, Corporate Development was not filed on time. The Form 3 for Mr. Brazier was filed with the Securities and Exchange Commission on January 16, 2001. In addition, two of our directors, Mr. Werner and Dr. Cavanaugh, did not file a Form 4 indicating the exercise of warrants by funds affiliated with HealthCare Ventures, and one of our directors, Mr. Ruch, did not file a Form 4 indicating the exercise of warrants by Rho Management Trust II. Form 5s for Messrs. Werner and Ruch and Dr. Cavanaugh were filed with the Securities and Exchange Commission in February 2001 to indicate the exercise of the warrants by these funds.

                            INDEPENDENT ACCOUNTANTS

   Representatives from Richard A. Eisner & Company, LLP, the Company's independent accountants, are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from those attending the meeting.

Fees billed to Company by Richard A. Eisner & Company, LLP during Fiscal 2000

 Audit Fees:

   The aggregate fees related to professional services rendered to the Company by our independent auditors for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews conducted by the independent auditors of the financial statements included in the Company's quarterly reports on Form 10-Q required to be filed by the Company during fiscal 2000 total $88,600.

 Financial Information Systems Design and Implementation Fees:

   The Company did not engage Richard A. Eisner & Company, LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

 All Other Fees:

   The aggregate fees billed to the Company by Richard A. Eisner & Company, LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services ($22,600) and services related to the initial public offering ($175,000), totaled $197,600.

   The Audit Committee considers the impact of the provision of such non-audit services on the independence of Richard A. Eisner & Company, LLP.

                 CERTAIN DEADLINES FOR THE 2002 ANNUAL MEETING

   Stockholder proposals intended to be presented at the annual meeting to be held in 2002 must be received by the Company no later than December 13, 2001 in order to be included in the proxy statement and related proxy materials under Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Proposals should be directed to the Secretary, 3-Dimensional Pharmaceuticals, Inc., Eagleview Corporate Center, Suite 104, 665 Stockton Drive, Exton, PA 19341. If the Company does not receive notice of any non-Rule 14a-8 matter that a stockholder wishes to raise at the Annual Meeting in 2002 by February 26, 2002, the proxy holder will retain discretionary authority to vote proxies on such matters if they are raised at the 2002 Annual Meeting of Stockholders.

                                 OTHER MATTERS

   The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

   To the extent that information contained in this Proxy Statement is within the knowledge of persons other than the management of the Company, the Company has relied on such persons for the accuracy and completeness thereof.

                           ANNUAL REPORT ON FORM 10-K

   Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good faith representation that, as of the Record Date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

                         Investor Relations Department
                      3-Dimensional Pharmaceuticals, Inc.
                     Eagleview Corporate Center, Suite 104
                               665 Stockton Drive
                                Exton, PA 19341

   You are urged to sign and return your proxy promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          David C. U'Prichard
                                          Chief Executive Officer

Dated: April 12, 2001

                                                                      APPENDIX A

                          AMENDED AND RESTATED CHARTER
                             of the AUDIT COMMITTEE
                          of the BOARD OF DIRECTORS of

                      3-DIMENSIONAL PHARMACEUTICALS, INC.

   The Board of Directors (the "Board") of 3-Dimensional Pharmaceuticals, Inc. (the "Corporation") has already determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this Amended and Restated Charter to establish the new governing principles of the Audit Committee.

I. Role of the Audit Committee

   The role of the Audit Committee is to act on behalf of the Board in fulfilling the following responsibilities of the Board:

     A. To oversee all material aspects of the Corporation's reporting, control and audit functions, except those that are specifically related to the responsibilities of another committee of the Board;

     B. To oversee the independence and performance of the Corporation's independent accountants; and

     C. To provide a means for open communication between and among the Corporation's independent accountants, financial and senior management, and the Board.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate or that they are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Corporation's independent accountants. The Corporation's management has the responsibility to determine that the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to ensure the Corporation's compliance with laws and regulations. The primary responsibility for these matters also rests with the Corporation's management.

II. Composition of the Audit Committee

   A. The Board shall designate the members of the Audit Committee at the Board's annual organizational meeting, and the members shall serve until the next such meeting or until their successors are designated by the Board.

   B. The Audit Committee shall consist of at least three members, but no more than six members, who are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members. Committee members shall have a basic understanding of finance and accounting and shall be able to read and understand financial statements. One member of the Committee shall have accounting or related financial management experience. In addition, the members of the Audit Committee shall meet the requirements of the rules of the principal market or transaction reporting system on which the Corporation's securities are traded or quoted (i.e., New York Stock Exchange, American Stock Exchange or The Nasdaq Stock Market).

III. Meetings of the Audit Committee

   The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require. The Chair of the Audit Committee shall be responsible for meeting with the independent accountants at their request to discuss the interim financial statements.

IV. Responsibilities of the Audit Committee

   The Audit Committee shall have the responsibility with respect to:

     A. The Corporation's Risks and Control Environment:

     . To discuss with the Corporation's management, independent accountants and financial management the integrity of the Corporation's financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks; and

     . To investigate any matter brought to its attention within the scope of its duties.

     B. The Corporation's Independent Accountants:

     . To have a constructive and positive working relationship with the independent accountants because of the ultimate responsibility of the independent accountants to the Board and the Audit Committee, as representatives of the shareholders;

     . To evaluate annually the effectiveness and objectivity of the Corporation's independent accountants and to recommend to the Board the engagement or replacement of the independent accountants;

     . To ensure that the Audit Committee receives annually from the Corporation's independent accountants the information about all of the relationships between the independent accountants and the Corporation that the independent accountants are required to provide to the Audit Committee, to actively engage in a dialogue with the independent accountants about any relationships between the independent accountants and the Corporation or any services that the independent accountants provide or propose to provide that may impact upon the objectivity and independence of the independent accountants and to take, or recommend that the Board take, any appropriate action to oversee the independence of the independent accountants; and

     . To approve the fees and other compensation paid to the independent accountants.

     C. The Corporation's Financial Reporting Process:

     . To oversee the Corporation's selection of and major changes to its accounting policies;

     . To meet with the Corporation's independent accountants and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent accountants are required by generally accepted auditing standards to discuss with the Audit Committee, such as any significant changes to the Company's accounting policies, the integrity of the Corporation's financial reporting processes and any proposed changes or improvements in financial, accounting or auditing practices;

     . To discuss with the Corporation's financial management and independent accountants the Corporation's annual results and, where appropriate, the interim results before they are made public;

     . To review and discuss with the Corporation's financial management and independent accountants the Corporation's audited financial statements and, where appropriate, the Corporation's interim financial statements before they are made public; and

     . To issue for public disclosure by the Corporation the report required by the rules of the Securities and Exchange Commission.

     D. Other Matters

     . To review and reassess the adequacy of this Charter on an annual basis;

     . To report to the Board the matters discussed at each meeting of the Audit Committee;

     . To keep an open line of communication with the financial and senior management, the independent accountants and the Board; and

     . To retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                                                                      APPENDIX B

                      3-DIMENSIONAL PHARMACEUTICALS, INC.

                         2000 EQUITY COMPENSATION PLAN

                 (Amended and Restated, Effective May 14, 2001)

   The purpose of the 3-Dimensional Pharmaceuticals, Inc. 2000 Equity Compensation Plan (the "Plan"), as amended and restated effective May 14, 2001, is to provide (i) designated employees of 3-Dimensional Pharmaceuticals, Inc. (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries (including without limitation members of the Company's Scientific Advisory Board) and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards and performance units. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

   1. Administration

   (a) Committee. The Plan shall be administered by a committee appointed by the Board (the "Committee"), which may consist of two or more persons who are "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may ratify or approve any grants as it deems appropriate.

   (b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

   (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

   2. Grants

   Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 "Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), stock awards as described in Section 6 ("Stock Awards"), and performance units as described in Section 7 ("Performance Units") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

   3. Shares Subject to the Plan

   (a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 4,200,000 shares; provided, however, that prior to May 14, 2001, the aggregate number of shares that could be issued or transferred under the Plan was 2,200,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 700,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards or Performance Units are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

   (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

   4. Eligibility for Participation

   (a) Eligible Persons. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries, including without limitation members of the Company's Scientific Advisory Board ("Key Advisors"), shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

   (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

   5. Granting of Options

   (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

   (b) Type of Option and Price.

     (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

     (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

     (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

   (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

   (d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

   (e) Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an Exercise Price not less than 85% of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee's death, Disability or retirement, or upon a change of control or other circumstances permitted by applicable regulations).

   (f) Termination of Employment, Disability or Death.

     (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than Disability, death, or termination for Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

     (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee's termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

     (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

     (iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in
  Section 5(f)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

     (v) For purposes of this Section 5(f), and Sections 6 and 7:

       (A) The term "Company" shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Committee.

       (B) "Employed by, or provide service to, the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

       (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code or the Grantee becomes entitled to receive long-term disability benefits under the Company's long-term disability plan.

       (D) "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Company,
    (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service,
    (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, (iv) has breached a written non-competition, non-solicitation or confidentiality agreement between the Company and the Grantee, or (v) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.

   (g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash,
(x) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve. The Committee may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Committee, in its sole discretion, deems appropriate. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due at the time of exercise.

   (h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

   6. Stock Awards

   The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

     (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

     (b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

     (c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(f)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a Successor Grantee under Section 11(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

     (e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

     (f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

   7. Performance Units

   (a) General Requirements. The Committee may grant performance units ("Performance Units") to an Employee, Non-Employee Director or Key Advisor. Each Performance Unit shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. The value of a Performance Unit shall equal the Fair Market Value of a share of Company Stock. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

   (b) Performance Period and Performance Goals. When Performance Units are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Units ("Performance Goals") and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Company Stock, individual performance, or such other criteria as the Committee deems appropriate.

   (c) Payment with respect to Performance Units. At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met, the value of the Performance Units (if applicable), and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made partly in cash, in Company Stock, or in a combination of the two, as determined by the Committee, provided that the cash portion does not exceed 50% of the amount to be distributed.

   (d) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(f)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

   8. Qualified Performance-Based Compensation.

   (a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Performance Units or Stock Awards granted to an Employee shall be considered "qualified performance-based compensation" under Section 162(m) of the Code. The provisions of this Section 8 shall apply to Grants of Performance Units and Stock Awards that are to be considered "qualified performance-based compensation" under section 162(m) of the Code.

   (b) Performance Goals. When Performance Units or Stock Awards that are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, scientific goals, pre-clinical or clinical goals, regulatory approvals, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, goals relating to acquisitions or divestitures, or strategic partnerships.

   (c) Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

   (d) Maximum Payment. Performance Units and Stock Awards under this Section 8 may be granted to an Employee with respect to not more than 700,000 shares of Company Stock for any year in a Performance Period.

   (e) Announcement of Grants. The Committee shall certify and announce the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards or Performance Units for the Performance Period shall be forfeited or shall not be made, as applicable.

   (f) Death, Disability or Other Circumstances. The Committee may provide that Performance Units or Stock Awards shall be payable or restrictions shall lapse, in whole or in part, in the event of the Grantee's death or Disability (as defined in Section 5(f) above) during the Performance Period, or under other circumstances consistent with the regulations and rulings under section 162(m).

   9. Deferrals

   The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Option, the lapse or waiver of restrictions applicable to Stock Awards, or the satisfaction of any requirements or objectives with respect to Performance Units. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

   10. Withholding of Taxes

   (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options, Stock Awards and other Grants paid in Company Stock, the Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

   (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to Options, Stock Awards or Performance Units paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

   11. Transferability of Grants

   (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Nonqualified Stock Options, if permitted in any specific case by the Committee pursuant to a domestic relations order. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

   (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

   12. Corporate Events

   (a) Sale or Exchange of Assets, Dissolution or Liquidation, or Merger or Consolidation Where the Company Does Not Survive. If all or substantially all of the assets of the Company are to be sold or exchanged, the Company is to be dissolved or liquidated, or the Company is a party to a merger or consolidation with another corporation in which the Company will not be the surviving corporation, then, at least ten days prior to the effective date of such event, the Company shall give each Grantee with any outstanding Grants written notice of such event. Unless the Committee provides otherwise in the Grant Instrument,
(i) each such Grantee shall thereupon have the right to exercise in full any installments of outstanding Options not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Options), within ten days after such written notice is sent by the Company, and any installments of such Options not so exercised shall thereafter lapse and be of no further force or effect, (ii) restrictions and conditions on outstanding Stock Awards shall immediately lapse and (iii) payment shall be made in settlement of outstanding Performance Units in an amount determined by the Committee.

   (b) Merger or Consolidation Where the Company Survives. If the Company is a party to a merger or consolidation in which the Company will be the surviving corporation, then the Committee may, in its sole discretion, elect to give each Grantee with any outstanding Grants written notice of such event. If such notice is given, unless the Committee provides otherwise in the Grant Instrument, (i) each such Grantee shall thereupon have the right to exercise in full any installments of outstanding Options not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Options), within ten days after such written notice is sent by the Company, and any installments of Options not so exercised shall thereafter lapse and be of no further force or effect, (ii) restrictions and conditions on outstanding Stock Awards shall immediately lapse and (iii) payment shall be made in settlement of outstanding Performance Units in an amount determined by the Committee.

   (c) Committee Discretion. Notwithstanding the foregoing, (i) the Committee may provide in a Grant Instrument specific provisions that are applicable to a Grant in the event of a corporate transaction, and (ii) the Committee may accelerate the exercisability or vesting of Grants in the event of any corporate transaction, allow the assumption or substitution of Grants by a surviving corporation and the continuation of such assumed or substituted Grants, or take other actions with respect to outstanding Grants, as the Committee deems appropriate.

   13. Requirements for Issuance or Transfer of Shares

   (a) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

   (b) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), a Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the "Market Standoff Period"). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

   14. Amendment and Termination of the Plan

   (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if (i) such approval is required in order for Incentive Stock Options granted or to be granted under the Plan to meet the requirements of section 422 of the Code, (ii) such approval is required in order to exempt compensation under the Plan from the deduction limit under section 162(m) of the Code, or
(iii) such approval is required by applicable stock exchange requirements.

   (b) Stockholder Approval for "Qualified Performance-Based Compensation". If Performance Units or Stock Awards are granted as "qualified performance-based compensation" under Section 8 above, the Plan must be reapproved by the stockholders no later than the first stockholders' meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 8, if required by section 162(m) of the Code or the regulations thereunder.

   (c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

   (d) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 20(c). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 20(c) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

   (e) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

   15. Funding of the Plan

   This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

   16. Rights of Participants

   Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

   17. No Fractional Shares

   No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

   18. Headings

   Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

   19. Effective Date of the Plan.

   The Plan was initially effective as of August 9, 2000. The effective date of this amendment and restatement of the Plan is May 14, 2001.

   20. Miscellaneous

   (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

   (b) Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

   (c) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The

Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

   (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

--------------------------------------------------------------------------------
           PROXY      3-DIMENSIONAL PHARMACEUTICALS, INC.     PROXY

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 14, 200l

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    OF 3-DIMENSIONAL PHARMACEUTICALS, INC.

       The undersigned stockholder of 3-Dimensional Pharmaceuticals, Inc. (the "Company") hereby appoints David C. U'Prichard and F. Raymond Salemme, or either of them (with full power to act alone in the absence of the other and with full power of substitution in each), the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of 3-Dimensional Pharmaceuticals, Inc. to be held on May 14, 2001, and any adjournment thereof, to vote all shares of the stock that the undersigned would be entitled to vote if personally present in the manner indicated on the reverse side and on any other matters properly brought before the meeting or any adjournment thereof, all as set forth in the April 12, 2001 proxy statement.

                 (Continued and to be Signed on Reverse Side)
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                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                      3-DIMENSIONAL PHARMACEUTICALS, INC.

                                 May 14, 2001

             .  Please Detach and Mail in the Envelope Provided .

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A [X] Please mark your
      votes as in this
      example.

                                         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                                         THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR
                              WITHHOLD   THE ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE
                    FOR       for all    2000 EQUITY COMPENSATION PLAN.
                all nominees  nominees                                                                          FOR  AGAINST ABSTAIN
1. Election of      [_]         [_]       Nominees: Zola P. Horovitz, Ph.D.   2. Adoption of Proposed Amendment [_]    [_]     [_]
   Directors                                        Harold Werner                and Restatement of the 2000
                                                                                 Equity Compensation Plan
(Instructions: To withhold authority to
vote for any individual nominee, strike
such nominee's name from the list of                                          THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS
nominees.)                                                                    DIRECTED BY THE STOCKHOLDER, WHERE NO DIRECTION IS
                                                                              GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED SUCH
                                                                              SHARES WILL BE VOTED AT THE MEETING FOR ALL NOMINEES
                                                                              NAMED IN PROPOSAL 1 AND FOR THE ADOPTION OF PROPOSAL
                                                                              2.

                                                                              THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE
                                                                              NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL
                                                                              REPORT OF 3-DIMENSIONAL PHARMACEUTICALS, INC.

                                                                                                   CHECK HERE FOR ADDRESS CHANGE [_]

                                                                                    CHECK HERE IF YOU PLAN TO ATTEND THE MEETING [_]

                                                                              Please mark, sign, date and return the proxy card
                                                                              promptly using the enclosed envelope.

    SIGNATURE(S)__________________________________________________________________________________________ DATE ____________________

    NOTE: Please sign exactly as name appears hereon.  When Shares are held by joint tenants, all joint tenants should sign.  When signed as attorney, executor, administrator, trustee or guardian, please give the full title as such.  If a corporation, please sign in the full corporate name by the President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.
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